FIRST AMENDMENT AND ADDITIONAL CREDIT AGREEMENT


                  THIS AGREEMENT is made as of the 18th day of October, 1995, by and among AAI CORPORATION, a Maryland corporation ("Borrower"), AAI SYSTEMS MANAGEMENT, INC., a Maryland corporation ("Systems"), AAI/ACL TECHNOLOGIES, INC., a Maryland corporation ("Technologies"), AAI ENGINEERING SUPPORT INC., a Maryland corporation ("Engineering"), AAI CALIFORNIA CARSHELL, INC., a Maryland corporation ("Carshell"), AAI MEDICAL CORPORATION, a Maryland corporation ("Medical"), UIC - DEL. CORPORATION, a Delaware corporation ("UIC-DEL"), AAI INTERNATIONAL, INC., a Delaware corporation ("International"), AAI MICROFLITE SIMULATION INTERNATIONAL CORPORATION, a Maryland corporation ("Microflite"), SETI, INC., a Pennsylvania corporation ("Seti"), SYMTRON SYSTEMS, INC., a New Jersey corporation ("Symtron"), UNITED INDUSTRIAL CORPORATION, a Delaware corporation ("UIC") (Systems, Technologies, Engineering, Carshell, Medical, UIC-DEL, International, Microflite, Seti, Symtron and UIC being hereinafter collectively referred to as "Guarantors"), and FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as Lender (in such capacity, "Lender"), as Issuing Bank (in such capacity, "Issuing Bank"), and as Agent (in such capacity, "Agent"), and as under the Credit Agreement (as hereinafter defined).


                                    RECITALS


                  R.1 Lender and Issuing Bank have previously extended credit to Borrower pursuant to a certain Credit Agreement dated October 13, 1995 (the "Credit Agreement"), among Borrower, Lender, Issuing Bank, Agent and another financial institution which subsequently merged into Lender, resulting in Lender holding one hundred percent (100%) of the Revolving Credit Commitments and the Notes.

                  R.2 Borrower has requested that Lender, Issuing Bank and Agent amend the Credit Agreement in certain respects and provide for possible future additional credit to Borrower, and Lender, Issuing Bank and Agent have agreed to do so upon the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of this Agreement, the parties hereto agree as follows.

                  1. Defined Terms. All capitalized terms used in this Agreement without definition shall have the meanings assigned to such terms in the Credit Agreement, giving effect to the amendments of the Credit Agreement contained in
Section 2 of this Agreement.

                  2. Amendment of the Credit Agreement. The Credit Agreement is hereby amended as follows:

                  (a) Amendment of Section 1. By amending Section 1 as follows:

                           (i) By inserting the following new definition,
                  immediately following the definition of "Applicable Margin," as follows:

                                             "APPLICABLE SECURITIES CREDIT
                                    PERCENTAGE": one hundred percent (100%) in the case of Eligible Securities consisting of certificates of deposit issued by First Fidelity or savings accounts at First Fidelity; ninety percent (90%) in the case of Eligible Securities consisting of certificates of deposit issued by financial institutions other than First Fidelity or savings accounts at financial institutions other than First Fidelity, U.S. treasury bills or bonds issued by agencies of the United States of America; eighty-five percent (85%) in the case of Eligible Securities consisting of U.S. treasury notes or U.S. treasury bonds; seventy percent (70%) in the case of Eligible Securities consisting of municipal bonds; fifty percent (50%) in the case of Eligible Securities consisting of corporate bonds, mutual funds, stock traded on recognized exchanges in the United States of America or any other security which would constitute "margin stock" (within the meaning of such term under Regulation U of the Board of Governors of the Federal Reserve System) if a Revolving Credit Loan were for the purpose of buying or carrying such security; and such percentage as may be established by Issuing Bank in the case of Eligible Securities other than those securities described above. Notwithstanding the foregoing provisions of this definition, in the case of any Eligible Securities, the Issuing Bank may, in its discretion exercised in good faith, establish a lesser percentage as the "Applicable Securities Credit Percentage." Such lesser percentages may be based upon evaluations of risk by the


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                                    Issuing Bank or any other factors deemed
                                    relevant by the Issuing Bank, whether or not such factors have theretofor been used, contemplated or foreseen as a basis for adjusting the Applicable Securities Credit Percentage.

                           (ii) By amending the definition of "Borrowing Base"
                  to read, in its entirety, as follows:

                                             "BORROWING BASE": at a particular
                                    time, the sum of (a) the product of (i)
                                    Eligible Accounts as at such time, and (ii) the Accounts Credit Percentage, and (b) the L/C Securities Base as at such time, but only to the extent of the Standby L/C Exposure as at such time.

                           (iii) By inserting the following new definition,
                  immediately following the definition of "Eligible Borrower Subsidiary," as follows:

                                             "ELIGIBLE SECURITIES": at a
                                    particular time, marketable securities
                                    consisting of certificates of deposit,
                                    savings accounts, U.S. treasury bills, U.S.
                                    treasury notes, U.S. treasury bonds, bonds issued by agencies of the United States of America, municipal bonds, corporate bonds, stock traded on recognized exchanges in the United States of America, mutual funds and other securities which are owned by the Borrower, which as of such time are acceptable to the Agent and the Issuing Bank, in their discretion exercised in good faith, as a basis for issuance of standby Letters of Credit under this Agreement and in which the Agent as of such time has a first priority perfected security interest pursuant to the Borrower Security Agreement as security for the Secured Obligations (as defined in the Borrower Security Agreement). The Agent and the Issuing Bank may determine from time to time in their discretion exercised in good faith and notwithstanding any previous contrary determinations made by them, to exclude from or include in Eligible Securities specific securities or categories or types of securities. Such determinations may be based upon evaluations of risk by the Agent and the Issuing Bank or any other factors deemed relevant by the Agent and the Issuing Bank, whether or not such factors have theretofor


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                                    been used, contemplated or foreseen as a
                                    basis for limiting Eligible Securities.

                                    (iv) By amending the definition of "L/C
                           Maximum Exposure" to read, in its entirety, as follows:

                                             "L/C MAXIMUM EXPOSURE": Twenty
                                    Million Dollars ($20,000,000.00).

                                    (v) By inserting the following new
                           definition, immediately following the definition of "L/C Reimbursement Obligations," as follows:

                                             "L/C SECURITIES BASE": at a
                                    particular time, the product of (a) the
                                    current market value of Eligible Securities as at such time, as determined by the Agent and the Issuing Bank in their discretion exercised in good faith, and (b) the Applicable Securities Credit Percentage.

                                    (vi) By amending the definition of "Standby
                           L/C Commission Rate" by inserting, immediately following the last occurrence in such definition of the word "zero," the following:

                                    ; provided that, notwithstanding the
                                    foregoing provisions of this definition, in the case of any standby Letter of Credit in connection with which, pursuant to Subsection 3.1, the Borrower has granted to the Agent a first priority perfected security interest in Eligible Securities having a current market value, as determined by the Agent and the Issuing Bank in their discretion exercised in good faith, which, when multiplied by the Applicable Securities Credit Percentage, is equal to or greater than the face amount of such Letter of Credit, the "Standby L/C Commission Rate" shall mean one-half of one percent (.5%).

                                    (vii) By amending the definition of "Standby
                           L/C Maximum Exposure" to read, in its entirety, as follows:

                                             "STANDBY L/C MAXIMUM EXPOSURE":
                                    Twenty Million Dollars ($20,000,000.00).

                  (b) Amendment of Section 2. By amending Section 2 as follows:


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

                                    (i) By amending Subsection 2.4(a) by
                           deleting the language "one-half of one percent (.5%)" and replacing such language with the language "three-eighths of one percent (3/8%)."

                                    (ii) By amending Subsection 2.7 to read, in
                           its entirety, as follows:

                                             2.7 Mandatory Prepayments. In the
                                    event that, at any time, the Aggregate
                                    Borrowing Base Charge shall exceed the
                                    Borrowing Base, the Borrower shall
                                    immediately eliminate such excess by
                                    prepaying Revolving Credit Loans or, to the extent that the Standby L/C Exposure then exceeds the L/C Securities Base, by increasing the amount of Eligible Securities comprising the L/C Securities Base.

                  (c) Amendment of Section 6. By amending Section 6 as follows:

                                    (i) By amending Subsection 6.1(a) to read,
                           in its entirety, as follows:

                                             (a) not later than Monday of each
                                    week, a Borrowing Base Certificate as of the close of business on the preceding Business Day (except that, during any period that the Borrowing Base exceeds the Aggregate Borrowing Base Charge by Three Million Dollars ($3,000,000.00) or more, the Borrower shall furnish to the Agent, each Lender and the Issuing Bank in writing, not later than the fifth (5th) Business Day after the end of each calendar month, a Borrowing Base Certificate as at the end of such calendar month);

                                    (ii) By amending Subsection 6.10 by deleting
                           the language "Fifty Thousand Dollars ($50,000.00)" and replacing such language with the language "Thirty-Five Thousand Dollars ($35,000.00)."

                  (d) Amendment of Section 7. By amending Subsection 7.1(d) by deleting the language "Three Million Dollars ($3,000,000.00)" and replacing such language with the language "Three Million Five Hundred Thousand Dollars ($3,500,000.00)."

                  (e) Amendment of Section 8. By deleting Subsection 8.1(r) in its entirety.

                  3. Equipment Financing. Borrower is authorized by Lender to request loans from Lender from time to time in an aggregate amount not exceeding Two Million Dollars ($2,000,000.00) to finance equipment of Borrower. Lender may, IN ITS SOLE DISCRETION, BUT SHALL NOT BE OBLIGATED TO, make any such loans requested by Borrower upon such terms and conditions as may be agreed between Lender and Borrower, provided that the term of any such loan shall not exceed forty-eight (48) months.

                  4. Representations and Warranties of Borrower. In order to induce Lender, Issuing Bank and Agent to enter into this Agreement, Borrower represents and warrants to Lender, Issuing Bank and Agent that:

                  (a) Each of Borrower and Guarantors has the power and authority to execute, deliver and perform this Agreement and the other Credit Documents executed or to be executed by it in connection with this Agreement (the "Related Documents"). Each of Borrower and Guarantors has taken all necessary action (including, without limitation, obtaining any required approval of its Board of Directors or stockholders) to authorize its execution, delivery and performance of this Agreement and the Related Documents. No consent, approval or authorization of, or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with the execution, delivery and performance of this Agreement and the Related Documents by each of Borrower and Guarantors, except for those already duly obtained.

                  (b) This Agreement and the Related Documents have been duly executed and delivered by each of Borrower and Guarantors, and constitute the legal, valid and binding obligations of each of Borrower and Guarantors, enforceable against Borrower and Guarantors in accordance with their terms without defense, setoff or counterclaim. The execution, delivery and performance of this Agreement and the Related Documents by each of Borrower and Guarantors do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon any property of Borrower, any Subsidiary of Borrower or any Guarantor by reason of the terms of (a) any mortgage, lease, agreement, instrument or Contractual Obligation to which Borrower, any Subsidiary of Borrower or any Guarantor is a party or which is binding upon it, or (b) any Requirement of Law.

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                  (c) Each of the representations and warranties of Borrower and
         Guarantors contained in the Credit Agreement and the other Credit Documents are correct and complete in all material respects as of the date hereof.

                  (d) There has not occurred any material adverse change in the business, operations, assets or financial or other condition of Borrower or UIC from those indicated in the last financial statements delivered to Agent pursuant to Subsection 6.1 of the Credit Agreement.

                  (e) There exists no Default or Event of Default as of the date hereof.

                  5. Conditions to Effectiveness of Amendments. The amendments of the Credit Agreement contained in Section 2 of this Agreement and the provisions of Section 3 of this Agreement shall be conditioned upon, and shall not be effective until, each of the following conditions precedent shall have been satisfied as determined by Agent:

                  (a) There shall have been delivered to Agent, appropriately completed and duly executed (when applicable), and in form and substance satisfactory to Agent and its counsel, such documents, agreements, instruments and certificates as Agent, Lender or Issuing Bank may request in good faith in connection with the transactions contemplated by this Agreement.

                  (b) Agent shall have received true and complete copies of all documents and instruments, including all consents, authorizations and filings, required under any Requirement of Law or by any Contractual Obligation of Borrower or any Guarantor in connection with the execution, delivery, performance, validity and enforceability of this Agreement or in connection with any of the transactions contemplated by or referred to in this Agreement, and all such consents, authorizations and filings shall be satisfactory in form and substance to Agent and in full force and effect.

                  (c) No suit, action, investigation, inquiry or other proceeding (including, without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be pending and no preliminary or permanent injunction or order by any Governmental Authority shall have been entered (i) relating in any way to this Agreement or any of the transactions contemplated by or referred to in this Agreement, or (ii) which, in the reasonable judgment of Agent, would have a material adverse effect upon any of the transactions contemplated by the Credit Agreement or contemplated by or referred to in this Agreement or upon the business, operations, properties, condition (financial or otherwise) or prospects of Borrower or UIC.

                  (d) As of the date hereof and after giving effect to the amendments of the Credit Agreement contained in Section 2 of this Agreement, all representations and warranties of Borrower and Guarantors contained in the Credit Agreement, this Agreement, the Related Documents and the other Credit Documents shall be correct and complete in all material respects, and no Default or Event of Default shall have occurred and be continuing.

                  6. No Defenses or Claims; Release. In order to induce Lender, Issuing Bank and Agent to enter into this Agreement, each of Borrower and Guarantors acknowledges and represents to Lender, Issuing Bank and Agent that it has no defense, setoff, cause of action or claim of any kind against Lender, Issuing Bank or Agent on account of actions heretofore taken or not taken by Lender, Issuing Bank or Agent or otherwise, which can be asserted as a basis to seek affirmative relief or damages from Lender, Issuing Bank or Agent or to reduce or eliminate any obligations of Borrower or such Guarantor to Lender, Issuing Bank or Agent. Each of Borrower and Guarantors, on behalf of itself and its successors and assigns, hereby forever and irrevocably releases Lender, Issuing Bank and Agent, and each of their employees, officers, agents, attorneys, successors and assigns, from any and all claims, demands, damages, liabilities, obligations, penalties, suits and causes of action of any kind relating to, resulting from or arising out of any fact, matter or occurrence known to Borrower or any of Guarantors existing as of, or occurring prior to, the date of this Agreement directly or indirectly relating to, resulting from or arising out of any Revolving Credit Loans or Letters of Credit, any of the Credit Documents or any obligations of Borrower or such Guarantor to Lender, Issuing Bank or Agent.

                  7. Consents of Guarantors. Each of Guarantors hereby consents to the amendments of the Credit Agreement provided for in this Agreement.

                  8. No Novation or Waiver. Borrower, Guarantors, Lender, Issuing Bank and Agent intend that the execution and delivery of this Agreement shall not constitute or be construed to operate as a novation of the Credit Agreement, the Notes, the Deed of Trust, the Guaranty, the Borrower Security Agreement, the Borrower Pledge Agreement, the Intellectual Property Assignments, the Guarantor Security Agreement, the UIC Pledge Agreement, the UIC Subordination Agreement, the UIC-DEL Subordination Agreement, the L/C Agreements or any other of the Credit Documents or any obligations of Borrower or Guarantors evidenced by any of the Credit Documents or as a novation of any security interests or other Liens directly or indirectly securing any of such obligations. Nothing contained in this Agreement or in any prior oral or written communications from or on behalf of Lender, Issuing Bank or Agent to Borrower or any of Guarantors shall constitute or be construed to operate as a waiver by Lender, Issuing Bank or Agent of any Defaults or Events of Default which have occurred. Nor shall anything contained in this Agreement or in any prior oral or written communications from or on behalf of Lender, Issuing Bank or Agent to Borrower or any of Guarantors constitute or be construed to operate as a waiver by Lender, Issuing Bank or Agent of any rights or remedies heretofore or hereafter accruing to Lender, Issuing Bank or Agent on account of any such Default or Event of Default or any other Default or Event of Default.

                  9. Expenses. Whether or not the transactions contemplated hereby are consummated, Borrower shall pay to Agent on demand all out-of-pocket costs and expenses that Agent has paid or incurred or subsequently pays or incurs in connection with the negotiation, preparation, consummation and administration of this Agreement and the Related Documents, all as further provided in Subsection 10.6 of the Credit Agreement.

                  10. Ratification of Documents and Obligations. Borrower, Guarantors, Lender, Issuing Bank and Agent hereby ratify and confirm the Credit Agreement (as amended pursuant hereto), the Notes, the Deed of Trust, the Borrower Security Agreement, the Borrower Pledge Agreement, the Guaranty, the Intellectual Property Assignments, the Guarantor Security Agreement, the UIC Pledge Agreement, the UIC Subordination Agreement, the UIC-DEL Subordination Agreement, the L/C Agreements and the other Credit Documents, and agree that the same, and all obligations of the parties thereunder, shall remain in full force and effect.

                  11. Binding Nature, Merger, Counterparts and Choice of Law. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and each reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party. This Agreement contains the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby and thereby, and no agreement, statement or promise made by any party, or by any employee, officer, agent or attorney of any party, which is not contained herein or therein, shall be valid or binding. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Maryland, exclusive of principles of conflicts of laws.

                  IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement under seal as of the date first above written.

ATTEST/WITNESS:                         AAI CORPORATION
                                        AAI SYSTEMS MANAGEMENT, INC.
                                        AAI/ACL TECHNOLOGIES, INC.
                                        AAI ENGINEERING SUPPORT INC.
                                        AAI CALIFORNIA CARSHELL, INC.
                                        AAI MEDICAL CORPORATION



_______________________________         By:_______________________________(SEAL)
                                            Paul J. Michaud
                                            Vice President of each of the
                                            foregoing corporations


                                        UIC - DEL. CORPORATION
                                        AAI INTERNATIONAL, INC.
                                        AAI MICROFLITE SIMULATION
                                           INTERNATIONAL CORPORATION
                                        SETI, INC.



________________________________        By:_______________________________(SEAL)
                                            Paul J. Michaud
                                            President of each of the foregoing
                                            corporations


                                        SYMTRON SYSTEMS, INC.



________________________________        By:_______________________________(SEAL)
                                            P. David Botsch
                                            Chief Executive Officer



[SIGNATURES CONTINUED]

[SIGNATURES CONTINUED]


                                        UNITED INDUSTRIAL CORPORATION



_______________________________         By:_______________________________(SEAL)
                                            P. David Botsch
                                            President


                                        FIRST FIDELITY BANK, NATIONAL
                                           ASSOCIATION, as Lender, Issuing
                                           Bank and Agent



_______________________________         By:_______________________________(SEAL)
                                            Name: Michael Coiley
                                            Title: Vice President

STATE OF                           ,                              , SS:

                  I HEREBY CERTIFY that on this ________ day of __________________, 1995, before me, the undersigned, a Notary Public of said State, personally appeared Paul J. Michaud, who acknowledged himself to be the Vice President of each of AAI Corporation, AAI Systems Management, Inc., AAI/ACL Technologies, Inc., AAI Engineering Support Inc., AAI California Carshell, Inc., and AAI Medical Corporation, and the President of each of UIC - DEL. Corporation, AAI International, Inc., AAI Microflite Simulation International Corporation and Seti, Inc., and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

                  WITNESS my hand and Notarial Seal.



                                          ----------------------------
                                          Notary Public

My Commission Expires: ______________




STATE OF                       ,                                 , SS:

                  I HEREBY CERTIFY that on this ________ day of __________________, 1995, before me, the undersigned, a Notary Public of said State, personally appeared P. David Botsch, who acknowledged himself to be the Chief Executive Officer of Symtron Systems, Inc., and the President of United Industrial Corporation, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

                  WITNESS my hand and Notarial Seal.




                                          ----------------------------
                                          Notary Public

My Commission Expires: ______________

STATE OF                         ,                               , SS:

                  I HEREBY CERTIFY that on this ________ day of __________________, 1995, before me, the undersigned, a Notary Public of said State, personally appeared ______________________________, who acknowledged himself to be the _________________________ of First Fidelity Bank, National Association, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

                  WITNESS my hand and Notarial Seal.



                                          ----------------------------
                                          Notary Public

My Commission Expires: ______________





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